Business Combination - Acquisition Accounting - Supplemental Condensed Consolidated Statements of Operations Information on Unaudited Pro Forma Basis (Details) (D&I Silica, LLC, USD $)
In Thousands, except Per Share data, unless otherwise specified
	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Dec. 31, 2013 Successor
Business Acquisition, Pro Forma Information [Line Items]
Revenues	$ 52,719	$ 182,398	[1]	$ 234,022
Net income	$ 15,412	$ 61,365	[1]	$ 69,895
Net income per limited partner unit:
Common units - basic and diluted (In USD per share)	$ 0.50	$ 2.16	[1]	$ 2.37
Subordinated units - basic and diluted (In USD per share)	$ 0.50	$ 2.16	[1]	$ 2.37

[1]	The comparative period includes the combination of the Predecessor and Successor results before and after our IPO on August 16. These pro-forma results are for illustrative purposes only and are not intended to be indicative of the actual results that would have occurred if the acquisition and IPO would have taken place on January 1, 2012.